                                                                 EXHIBIT 10.17.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "First Amendment") is executed effective as of October 15, 2001, by and among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), The Chase Manhattan Bank, as the Administrative Agent (the "Administrative Agent"), and the financial institutions parties hereto as Lenders (individually a "Lender" and collectively the "Lenders").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Lenders are parties to that certain Credit Agreement dated as of June 8, 2001 (the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower; and

         WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement in certain respects; and

         WHEREAS, subject to the terms and conditions herein contained, the Lenders have agreed to the Borrower's request.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and each Lender hereby agree as follows:

         Section 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended effective as of October 15, 2001, in the manner provided in this Section 1.

                  1.1 ADDITIONAL DEFINITIONS. Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of "Bridge Agreement," "Bridge Indebtedness," "Collateral," "First Amendment," "Indebtedness," "Security Instruments," "Security Threshold Rating Level," "TCMC," "Thrall," "Thrall Additional Payments," "Thrall Management," "Thrall Merger," "Thrall Merger Agreement," and "Thrall Merger Documents" which shall read in full as follows:

                  "Bridge Agreement" means that certain Term Credit Agreement dated as of October 15, 2001, by and among the Borrower, The Chase Manhattan Bank, as administrative agent, and the other financial institutions a party thereto as lenders, as the same may be amended, renewed, extended or restated from time to time.

                  "Bridge Indebtedness" means all Indebtedness of the Borrower outstanding under the Bridge Agreement, which Indebtedness does not, at any time, exceed $170,000,000.

                  "Collateral" means any and all property and assets on which Liens have been granted to the Administrative Agent to secure the indebtedness, obligations and liabilities of the Borrower and its Subsidiaries under the Loan Documents.

                  "First Amendment" means that certain First Amendment to Credit Agreement dated as of October 15, 2001, among the Borrower, the Administrative Agent and the Lenders.

                  "Security Instruments" means all mortgages, deeds of trust, security agreements, pledge agreements, financing statements and other agreements, documents or instruments now or hereafter executed and delivered by the Borrower, any of its Subsidiaries or any other Person as security for the payment and performance of the indebtedness, obligations and liabilities of the Borrower and its Subsidiaries under the Loan Documents.

                  "Security Threshold Rating Level" means an Index Debt rating as established by either S&P or Moody's, respectively, of BBB-/Baa3; provided, that, an Index Debt rating as established by S&P and Moody's, respectively, of BBB/Ba1 shall not trigger the mandatory security provisions of Section 5.10 hereof.

                  "TCMC" means TCMC Acquisition Corp., an Illinois corporation, the sole shareholder of which is the Borrower.

                  "Thrall" means Thrall Car Manufacturing Company, an Illinois corporation.

                  "Thrall Additional Payments" means the "Additional Merger Consideration Payments" as defined in the Thrall Merger Agreement, the aggregate amount of which shall not exceed $45,000,000.

                  "Thrall Management" means Thrall Car Management Company, Inc., a Delaware corporation, and the sole shareholder of Thrall.

                  "Thrall Merger" means the merger of TCMC with and into Thrall pursuant to, and in accordance with, the Thrall Merger Documents, with Thrall being the surviving corporation.

                  "Thrall Merger Agreement" means that certain Agreement and Plan of Merger dated as of August 13, 2001, among the Borrower, TCMC, Thrall Management and Thrall.

                  "Thrall Merger Documents" means the Thrall Merger Agreement, the other Operative Agreements (as such term is defined in the Thrall Merger Agreement), and all other material documents, instruments and agreements executed or delivered by the Borrower, TCMC, Thrall Management and/or Thrall pursuant to the Thrall Merger Agreement or in connection with the Thrall Merger.

                  1.2 AMENDMENTS TO DEFINITIONS. The definitions of "Applicable Rate," "Debt Offering," "EBITDA," "Fiscal Year," "Index Debt," "Loan Documents," "Permitted

Acquisition" and "Total Debt" set forth in Section 1.01 of the Credit Agreement are amended to read in full as follows:

                  "Applicable Rate" means, for any day, with respect to any Eurodollar Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurodollar Revolving Spread," "Eurodollar Term Spread" or "Facility Fee Rate," as the case may be, based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index Debt:

                                 Eurodollar Revolving     Eurodollar Term         Facility Fee
      Index Debt Ratings                Spread                Spread                  Rate
      ------------------         --------------------     ---------------         ------------
         Category 1                    0.650%                 1.250%                 0.100%
         ----------
       A-/A3 or higher

         Category 2                    0.750%                 1.375%                 0.125%
         ----------
          BBB+/Baa1

         Category 3                    0.850%                 1.500%                 0.150%
         ----------
          BBB/Baa2

         Category 4                    0.950%                 1.625%                 0.175%
         ----------
          BBB-/Baa3

         Category 5                    1.175%                 1.750%                 0.200%
         ----------
      BB+/Ba1 or lower


                  For purposes of the foregoing, (i) if either S&P or Moody's shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5;
(ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings; and (iii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if either such rating agency shall cease to be in the business of rating corporate or subordinated debt obligations (as applicable), the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  "Debt Offering" means the incurrence by the Borrower of Indebtedness whether or not occurring in connection with the issuance or sale of notes, bonds, debentures or other debt securities; provided that the incurrence of any Indebtedness borrowed under this Agreement or expressly permitted by Section 6.01 hereof (other than (i) Indebtedness described in Section 6.01(k), and (ii) Indebtedness described in Section 6.01(n), all of which Indebtedness described in clauses (i) and (ii) hereof will constitute a Debt Offering hereunder) will not constitute a Debt Offering for purposes of this Agreement.

                  "EBITDA" means, as to any Person for any period, without duplication, the amount equal to the following calculated for such Person and its consolidated subsidiaries on a consolidated basis: net income determined in accordance with GAAP, plus to the extent deducted from net income, the sum of
(a) Interest Expense, depreciation, amortization, income and franchise tax expenses, plus (b) with respect to the Borrower and on a pro forma basis, the pro forma EBITDA of any acquired Person in connection with the Thrall Merger or, as applicable, the EBITDA of any such acquired Person attributable to the assets acquired from such Person, for any portion of such applicable period occurring prior to the date of the Thrall Merger but only to the extent such EBITDA for such acquired Person can be established in a manner satisfactory to the Administrative Agent based on financial statements of such acquired Person prepared in accordance with GAAP, plus (c) with respect to the period ended March 31, 2001, non-cash and cash charges in an aggregate amount not to exceed $174,000,000, plus (d) non-cash and cash charges related to the Thrall Merger in an aggregate amount not to exceed $25,000,000; provided that, non-recurring, non-cash gains or losses and/or extraordinary gains or losses for any such period, including, but not limited to, gains or losses on the disposition of assets (other than in connection with the sale of rail cars from the lease fleet in the ordinary course of business) shall not be included in EBITDA.

                  "Fiscal Year" means the fiscal year of the Borrower, ending on December 31 of each year.

                  "Index Debt" means, for any day, (a) with respect to S&P, the corporate debt rating of the Borrower established by S&P and in effect for such day, and (b) with respect to Moody's, either (i) the corporate debt rating of the Borrower established by Moody's and in effect for such day, or (ii) if no corporate debt rating of the Borrower has been established by Moody's and in effect for any such day, the senior implied corporate debt rating of the Borrower based upon the subordinated debt rating of the Borrower established by Moody's and in effect for such day (i.e. a rating one level higher than the subordinated debt rating of the Borrower established by Moody's and in effect for such day).

                  "Loan Documents" means this Agreement, the First Amendment, the Notes, the Subsidiary Guaranties, the Security Instruments, the Letters of Credit, any Certificate of Conversion, any Borrowing Request, any Interest Election Request, any Assignment and Acceptance, the Fee Letter, and all other agreements (including Hedging Agreements) relating to this Agreement entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing.

                  "Permitted Acquisition" means (i) the Thrall Merger, and (ii) any other acquisition by the Borrower or its Material Subsidiaries of the voting securities or other equity interests, or all or substantially all of the assets, of any Person (or any division or product line of such Person), but only so long as (a) no Default shall have occurred and be continuing at the time of (or would result from) such acquisition or transaction described in clause (i) or clause (ii), and (b) the cash amount for such acquisitions described in clause (ii) does not exceed in the aggregate, during any Fiscal Year of the Borrower, $50,000,000.

                  "Total Debt" means, for any period, all Indebtedness of the Borrower and its Subsidiaries on a consolidated basis, excluding, without duplication, the sum of (a) LC Exposure for such period, plus (b) Existing LC Exposure for such period, plus (c) Indebtedness evidenced by any scheduled Thrall Additional Payments due and owing during such period.

                  1.3 AMENDMENT TO COMMITMENT REDUCTION PROVISION. Section 2.08(b) of the Credit Agreement is amended to read in full as follows:

                  "(b) In the event the Borrower shall, prior to the Revolving Commitment Termination Date, receive Net Cash Proceeds from (i) any Asset Disposition, the Revolving Commitment shall reduce (and the Revolving Commitments of each Lender shall reduce ratably) on such date by an amount equal to seventy-five percent (75%) of such Net Cash Proceeds, and (ii) any Debt Offering, the Revolving Commitment shall reduce (and the Revolving Commitments of each Lender shall reduce ratably) on such date by an amount equal to fifty percent (50%) of such Net Cash Proceeds."

                  1.4 ADDITIONAL AFFIRMATIVE COVENANT. Article V of the Credit Agreement is amended to add a new Section 5.10 thereto to read in full as follows:

                  "SECTION 5.10 Security Instruments. If at any time, the ratings established by either S&P or Moody's for the Index Debt are reduced to a category or level (as established in accordance with the terms of this Agreement) below the applicable Security Threshold Rating Level, the Borrower will, and will cause each of its Material Subsidiaries to, at the Borrower's expense, execute and deliver to the Administrative Agent for the benefit of the Lenders, on or prior to twenty (20) days following the reduction of either of the ratings for the Index Debt to a category or level below the applicable Security Threshold Rating Level, one or more Security Instruments, in form and substance satisfactory to the Administrative Agent, and in such number of counterparts as the Administrative Agent shall request, for the purpose and with the effect of granting to the Administrative Agent for the benefit of the Lenders as security for the indebtedness, obligations and liabilities of the Borrower and its Subsidiaries under the Loan Documents (which shall be secured ratably with the indebtedness, obligations and liabilities of the Borrower and its Subsidiaries under the Bridge Agreement), a valid first and prior Lien on all material assets and property of the Borrower and its Material Subsidiaries, together with such other executed documentation as the Administrative Agent or any Lender may require or deem necessary to perfect or protect the Administrative Agent's Liens on the assets and properties of the Borrower and its Material Subsidiaries, including, without limitation, (i) financing statements under the Uniform Commercial Code, (ii) all intellectual property assignments for all intellectual property registered in the

         United States of America, (iii) all Collateral the possession of which is necessary to perfect the Liens therein, (iv) all other applicable documentation under the laws of any jurisdiction required with respect to the creation, perfection and protection of Liens, (v) all third-party or governmental approvals and consents required for the pledge of the Collateral under the Security Instruments, and (vi) opinions of counsel (including, without limitation, local counsel), in form and substance satisfactory to the Administrative Agent, and covering such matters as the Administrative Agent or the Required Lenders shall reasonably request."

                  1.5 AMENDMENT TO DEBT COVENANT. Section 6.01 of the Credit Agreement is amended to read in full as follows:

                  "SECTION 6.01 Indebtedness. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness created hereunder;

                  (b) Indebtedness existing on the date hereof and set forth in
         Schedule 6.01, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof;

                  (c) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

                  (d) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary (including pursuant to the Subsidiary Guaranties);

                  (e) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $25,000,000 at any time outstanding;

                  (f) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed $25,000,000 at any time outstanding;

                  (g) Indebtedness of the Borrower or any Subsidiary as an account party in respect of trade letters of credit;

                  (h) Existing LC Exposure;

                  (i) Indebtedness evidenced by the TRLI Equipment Lease Transaction in an aggregate amount not to exceed $200,000,000;

                  (j) ETC Indebtedness in an aggregate amount not to exceed $200,000,000;

                  (k) Indebtedness of the Borrower in an aggregate amount not to exceed $250,000,000 incurred solely in connection with the issuance by the Borrower of unsecured corporate bonds;

                  (l) Indebtedness incurred for the Thrall Additional Payments in an aggregate amount not to exceed $45,000,000;

                  (m) Bridge Indebtedness in an aggregate amount not to exceed $170,000,000, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof;

                  (n) ETC Indebtedness (in addition to that permitted by clause
         (j) of this Section 6.01) to the extent issued prior to the Borrower's Fiscal Year ending December 31, 2002, in an aggregate amount not to exceed $150,000,000; and

                  (o) other unsecured Indebtedness in an aggregate principal amount not exceeding $75,000,000 at any time outstanding (the "Debt Basket"); provided that the Debt Basket shall automatically reduce (on a dollar for dollar basis) by an amount equal to any increase in the aggregate Commitments above $450,000,000 pursuant to Section 2.01(c) hereof, but in no event shall the Debt Basket be reduced pursuant to the terms hereof below $50,000,000; provided further that the aggregate principal amount of Indebtedness of the Borrower's Subsidiaries permitted by this clause (o) shall not exceed $10,000,000 at any time outstanding (excluding any Indebtedness of any such Subsidiaries permitted by clauses (i) and (j) of this Section 6.01)."

                  1.6 AMENDMENT TO FUNDAMENTAL CHANGE COVENANT. Section 6.03(a) of the Credit Agreement is amended to read in full as follows:

                  "(a) Except for the Thrall Merger which is expressly permitted hereunder, and except as otherwise set forth herein, the Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or, except for (i) sales of inventory in the ordinary course of business, and (ii) the sale of assets described on Schedule 6.03 (or the sale of the voting securities or other equity interests of Subsidiaries whose only substantial assets are those described on Schedule 6.03), sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (A) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (B) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (C) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary, (D) TRLI may enter into, observe and perform its obligations pursuant to, and in accordance with, the TRLI Equipment Lease Transaction, and (E) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04."

                  1.7 AMENDMENT TO LEVERAGE RATIO COVENANT. Section 6.09(b) of the Credit Agreement is amended to read in full as follows:

                  "(b) The Borrower will not permit the Leverage Ratio to be greater than the ratio for each Rolling Period indicated below:

                                      Period                                            Ratio
                     ----------------------------------------                       -------------
                     Rolling Period ending September 30, 2001                       3.25 to 1.00
                     Rolling Period ending December 31, 2001                        4.00 to 1.00
                       Rolling Period ending March 31, 2002                         4.00 to 1.00
                       Rolling Period ending June 30, 2002                          3.75 to 1.00
                     Rolling Period ending September 30, 2002                       3.75 to 1.00
                          Each Rolling Period thereafter                            3.50 to 1.00


                  1.8 AMENDMENT TO CAPITAL EXPENDITURES COVENANT. Section 6.11 of the Credit Agreement is amended to read in full as follows:

                  "SECTION 6.11 Capital Expenditures. The Borrower will not, and will not permit any of its Subsidiaries to, make (a) Capital Expenditures (Leasing Company) (i) for the nine (9) month period ending December 31, 2001 in excess of $150,000,000 in an aggregate amount, and
         (ii) for any Fiscal Year ending thereafter in excess of $205,000,000 in an aggregate amount, and (b) Capital Expenditures (Non-Leasing Company)
         (i) for the nine (9) month period ending December 31, 2001 in excess of $65,000,000 in an aggregate amount, and (ii) for any Fiscal Year ending thereafter in excess of $95,000,000 in an aggregate amount."

                  1.9 AMENDMENT TO DEFAULT PROVISIONS. Clause (d) of Article VII of the Credit Agreement is amended to read in full as follows:

                  "(d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01, 5.02, 5.03 (with respect to the Borrower's and its Subsidiaries' existence), 5.08,
         5.10 or in Article VI;".

                  1.10 REDUCED COMMITMENTS; NEW SCHEDULE 2.02. Effective as of the date hereof, the aggregate amount of the Lenders' Commitments is $450,000,000. Schedule 2.01 to the Credit Agreement shall be replaced in its entirety with Schedule 2.01 attached hereto and made a part hereof, which
Schedule 2.01 reflects each Lenders' Commitment effective as of the date hereof.

         Section 2. EFFECTIVENESS OF AMENDMENT. This First Amendment shall be effective automatically and without the necessity of any further action by the Administrative Agent, the Borrower or any Lender when counterparts hereof have been executed by the Administrative Agent, the Borrower and the Required Lenders, and all the conditions to the effectiveness hereof set forth herein (including, without limitation, the conditions set forth in Section 3 hereof) have been satisfied.

         Section 3. CLOSING DELIVERIES. Unless otherwise provided herein, simultaneously with the execution and delivery hereof, and as a condition to the effectiveness hereof, the Borrower shall deliver or pay to, or cause the delivery or payment to, the Administrative Agent: (a) a copy of each Thrall Merger Document, together with a certificate from an Authorized Officer of the Borrower certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof, (b) the amendment fee due and payable in accordance with Section 4 hereof, (c) such arrangement and other fees due and payable to the Administrative Agent and/or its Affiliates (for their own account) pursuant to any separate agreement among or between the Borrower, the Administrative Agent and its Affiliates, (d) the fees and expenses of counsel to the Administrative Agent due and payable in accordance with Section 5 hereof, and (e) such certificates of Authorized Officers of the Borrower, certified copies of resolutions of the Board of Directors of the Borrower, and such other documents, instruments and agreements as the Administrative Agent shall require to evidence the due authorization, execution and delivery of this First Amendment and the transactions contemplated hereby.

         Section 4. AMENDMENT FEE. Upon execution of this First Amendment by the Required Lenders (any such Lender executing and delivering this First Amendment to the Administrative Agent prior to 5:00 p.m. (Dallas, Texas time) on October 22, 2001, being referred to herein as an "Executing Lender"), the Borrower shall pay to the Administrative Agent for the ratable benefit of the Executing Lenders a fee in the aggregate amount of one-tenth of one percent (.10%) of the aggregate Revolving Commitments of all Executing Lenders on the date hereof. Such fee shall be distributed by the Administrative Agent ratably to each such Executing Lender provided that such Executing Lender has executed and delivered this First Amendment to the Administrative Agent prior to 5:00 p.m. (Dallas, Texas time) on October 22, 2001.

         Section 5. LEGAL FEES. Upon execution of this First Amendment by the Required Lenders, the Borrower shall pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with this First Amendment and all related documents and transactions.

         Section 6. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Lenders and the Administrative Agent to enter into this First Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  6.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof after giving effect to the amendments set forth in Section 1 hereof.

                  6.2 DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by the Borrower of this First Amendment are within the Borrower's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or its Subsidiaries except for Permitted Encumbrances.

                  6.3 VALIDITY AND BINDING EFFECT. This First Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

                  6.4 NO DEFENSES. The Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the indebtedness, obligations and liabilities of the Borrower under the Loan Documents existing on the date hereof.

                  6.5 ABSENCE OF DEFAULTS. After giving effect to the amendments set forth in Section 1 hereof, neither a Default nor an Event of Default has occurred which is continuing.

         Section 7. MISCELLANEOUS.

                  7.1 REAFFIRMATION OF LOAN DOCUMENTS. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the indebtedness, obligations and liabilities of the Borrower under the Loan Documents.

                  7.2 PARTIES IN INTEREST. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  7.3 COUNTERPARTS. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until counterparts hereof have been executed by the Borrower and the Required Lenders. Facsimiles shall be effective as originals.

                  7.4 COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

                  7.5 HEADINGS. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.


                            [Signature Pages Follow]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      TRINITY INDUSTRIES, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------




                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                      THE CHASE MANHATTAN BANK,
                                      individually and as Administrative Agent


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------




                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES, as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------




                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      THE BANK OF TOKYO - MITSUBISHI, LTD.,
                                      as a Lender



                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      BANK ONE, NA, as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      SUNTRUST BANK, as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      WACHOVIA BANK, N.A., as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      BNP PARIBAS, as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      THE ROYAL BANK OF SCOTLAND plc, as a
                                      Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      THE BANK OF NOVA SCOTIA, as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      THE BANK OF NEW YORK, as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------



                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.
                THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                      COMERICA BANK, as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------



                                 Signature Page

                                  SCHEDULE 2.01

                                   COMMITMENTS


                             Lender                              Commitments
------------------------------------------------------------   ---------------
The Chase Manhattan Bank                                       $ 48,913,043.50

Dresdner Bank AG, New York and Grand Cayman Branches
                                                               $ 48,913,043.50
The Bank of Tokyo - Mitsubishi, Ltd.                           $ 48,913,043.50

Bank One, NA                                                   $ 48,913,043.50

SunTrust Bank                                                  $ 48,913,043.50

BNP Paribas                                                    $ 48,913,043.50

The Royal Bank of Scotland plc                                 $ 48,913,043.50

Wachovia Bank, N.A                                             $ 34,239,130.35

The Bank of Nova Scotia                                        $ 34,239,130.35

The Bank of New York                                           $ 24,456,521.75

Comerica Bank                                                  $ 14,673,913.05

TOTAL:                                                         $   450,000,000




                                  Schedule 2.01